Accounts receivable (Tables)	12 Months Ended
Dec. 31, 2023
Trade and other receivables [abstract]
Summary of Accounts Receivable and Lease Receivable Less Expected Credit Loss
The following table presents the accounts receivable and lease receivable less the expected credit loss (in USD thousands):

	As of December 31,
	2023	2022
Accounts receivable	$10,259	$6,060
Accrued contract revenue	4,451	1,499
Lease receivable	28	185
Allowance for expected credit losses	(1,181)	(1,095)
Net accounts receivable	$13,557	$6,649

Summary of Movement in Allowance for Expected Credit Losses in Accounts Receivable
The movement in the allowance for expected credit losses in accounts receivable is presented below (in USD thousands):

	2023	2022
As of January 1	$1,095	$1,676
Increase	1,311	404
Reversals	(1,097)	(804)
Write-off	(226)	(67)
Currency translation differences	98	(114)
As of December 31	$1,181	$1,095